KEYNOTE SERIES ACCOUNT

MONY LIFE INSURANCE COMPANY

Supplement to the Currently Effective Prospectus and

Statement of Additional Information, dated May 1, 2014, as amended

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This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On June 3, 2014, Protective Life Corporation, a Delaware corporation (“PLC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (“Dai-ichi”) and DL Investment (Delaware), Inc., a Delaware corporation and wholly-owned subsidiary of Dai-ichi (“DLI”), providing for the merger of DLI with and into PLC (the “Merger”), with PLC surviving the Merger as a wholly-owned subsidiary of Dai-ichi.

The Merger has been approved by the Boards of Directors of Dai-ichi and PLC and by the stockholders of PLC at a meeting held on October 6, 2014. It is expected to close by the end of 2014 or early 2015, subject to regulatory approvals in Japan and the U.S., and other customary closing conditions.

Protective Life Insurance Company (“Protective Life”) is a Tennessee corporation and a wholly-owned subsidiary of PLC. Protective Life is licensed to transact life insurance business in 49 states and the District of Columbia. On October 1, 2013, Protective Life acquired the stock of MONY Life Insurance Company (“MONY”), a wholly-owned subsidiary of AXA Financial, Inc. As a result, MONY is a wholly-owned subsidiary of Protective Life.

Under the terms of the Merger transaction, MONY will continue in its present role as the issuer of your contract, and will remain responsible for customer service and administration for all contracts and policies it has issued. All of your rights and benefits under your contract and MONY’s obligations under the contract will remain unchanged.

Dai-ichi, founded in 1902 and headquartered in Tokyo, Japan, is one of the top 20 global life insurers and operates throughout Japan, Australia, Vietnam, Indonesia, India and Thailand. PLC, whose primary subsidiary, Protective Life, was founded in 1907, is headquartered in Birmingham, Alabama, and offers a diverse portfolio of personalized products and services to meet the unique life insurance, retirement income and asset protection needs of individuals and families throughout the United States.

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Investors Should Retain this Supplement for Future Reference

October 17, 2014